MERRILL LYNCH
                                                                  FUND FOR
                                                                  TOMORROW, INC.

STRATEGIC
          Performance

                                                                Quarterly Report
                                                                October 31, 1997

                      MERRILL LYNCH FUND FOR TOMORROW, INC.

Concept Sectors

                               [PIE GRAPH OMITTED]

Pie graph depicting Concept Sectors As a Percentage of Net Assets
As of October 31, 1997

Computer Technologies               9.9%
Demographic Trends                  8.7%
Developing Foreign Economies        5.6%
Future Retailing                    0.8%
Global Market Expansion             9.7%
Healthcare Cost Containment        13.6%
Industrial Outsourcing              3.6%
Industrial Renaissance              9.4%
Multimedia                          9.9%
Next Generation Technology          4.4%
Strategic Growth Opportunities      7.8%
Telecommunications                  8.9%
Cash*                               7.7%

*Net of other assets less liabilities.


      Growth Stock Characteristics as of October 31, 1997

                               [BAR GRAPH OMITTED]

Bar graph depicting Growth Stock Characteristics as of October 31, 1997 as a % of Equity Holdings:

Emerging Growth             4.6%             9.4%
Established Growth         23.1%            18.9%
Stable Growth              23.2%            20.8%

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

DEAR SHAREHOLDER

Volatility highlighted stock and bond markets worldwide during the quarter ended October 31, 1997. The difficulties began in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar--the value of which is pegged to the US dollar--came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The sell-off then broadened to other stocks as well, leading to a 554-point decline in the Dow Jones Industrial Average on October 27. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued. Although the US bond market benefited during periods when investors anticipated slower economic growth, the release of stronger-than-expected economic statistics led to periods of declining bond prices.

As 1997 draws to a close, investors are likely to continue to focus on the prospects for the US economy. Although the Federal Reserve Board did not tighten monetary policy at its November 12 meeting, it remains to be seen whether US economic growth remains moderate enough and inflationary pressures sufficiently contained to preclude an increase in short-term interest rates.

Portfolio Strategy

Throughout most of 1997, the stock market showed substantial volatility despite the strong upward trend in stock prices. This volatility was especially intense during the three months ended October 31, 1997. The period began with generally lower stock prices in August which rebounded sharply in September, only to decline again during the month of October. While economic caution prevailed throughout the October quarter and concerns of higher interest rates kept investors' enthusiasm somewhat muted, the most significant event that shaped the quarter's investment performance occurred during the last week of October. Mounting problems in Asian currencies caused Far Eastern stock markets to drop sharply. This impacted Latin America, the United States and the other world stock markets as well.

For the October quarter, the Standard & Poor's 500 Composite Index declined 3.73%, while earlier strength in smaller-capitalization companies enabled the NASDAQ Index to show a slightly positive return of +0.64%. Foreign stocks, as measured by the unmanaged Morgan Stanley Europe, Australia and Far East Index, dropped more than 9.8% during the three-month period. For the quarter ended October 31, 1997, total returns for Merrill Lynch Fund For Tomorrow, Inc.'s Class A, Class B, Class C and Class D Shares were -3.48%, -3.73%, -3.70% and -3.55%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, including average annual total returns, see pages 4-6 of this report to shareholders.)

Although we maintained a somewhat cautious investment strategy during the October quarter, we were impressed by the solid fundamental condition of the US economy. Accordingly, our invested position in common stocks remained virtually unchanged from the July quarter and cash reserves increased only modestly. However, despite our favorable macroeconomic outlook, we were less optimistic about the relatively high level of stock prices. Therefore, we exercised caution in our investment activities as we sought to take profits among strong-performing individual holdings where we believed valuations had risen to near our target levels. In addition, buying activity was somewhat subdued because attractive values were becoming more scarce in a lengthy stock market uptrend. Our investment strategy focused on specific companies that were either showing strong growth or had developed valuations that reflected near-term uncertainties rather than longer-term potential.

Among the additions to the portfolio, we supplemented our Computer Technologies concept by investing in Gateway 2000, Inc., a major factor in personal computers. This company recently has experienced problems in its direct marketing strategy, which we believe caused only temporary profit dislocations. The stock, selling at half the valuation of its larger peer group, has the potential for significant appreciation based on expectations of a resumption of earnings growth, in our opinion.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

Other additions to the portfolio included companies with strong growth potential within specific markets. American Woodmark Corporation is a major supplier of kitchen cabinetry to the home improvement market; The Children's Place Retail Stores, Inc. sells discount quality children's apparel; Sterling Commerce, Inc. provides commerce software and networking services; and RSL Communications, Ltd. provides alternative telecommunication service to business on a multinational basis.

Some of the positive highlights of the October quarter involved existing holdings that were the beneficiaries of favorable corporate developments. In all cases, these stocks performed well in excess of the stock market as a whole. Examples include COMPAQ Computer Corp. which reported third-quarter profits of +42% above the prior year, and above analysts' estimates. Eli Lilly and Company also exceeded earnings forecasts and announced the expectation of Food and Drug Administration approval for its new osteoporosis/cancer drug, Evista, which has long-term sales potential in the multi-billion dollar range. Exciting developments in Inter-Tel Inc. further confirmed our initial basis for buying shares in the company. The company announced its new Vocalnet product which enables telephone service to be provided over the Internet.

There were also some negative developments which impacted various holdings during the October quarter. Most of these occurrences pertained to disappointing earnings. For example, Silicon Graphics, Inc. reported a continuation of problems within its enterprise-server market. However, with a major internal restructuring, the company is expected to resume strong growth in 1998. Seagate Technology, Inc. also reported a slowdown in its disk-drive products, which may take several months to stabilize. Finally, our holding of Lewis Galoob Toys, Inc. declined sharply following a disappointing near-term earnings outlook. Nevertheless, we remain strongly optimistic for the longer-term based on the more recent announcement that the company has acquired the potentially lucrative rights to make toys based on future "Star Wars" movies.

In terms of overall portfolio structure, most of our concept sector weightings remained similar to the July quarter. However, we did make some changes within the various sectors which were the result of stock price performance more than deliberate shifts in asset allocation. The most significant of these changes was in the Fund's telecommunications sector where the addition of one new holding, accompanied by relatively strong price appreciation of Inter-tel, Inc., raised the weighting of this sector to 8.9% of portfolio assets. Other changes occurred which are depicted in the "Growth Stock Characteristics" graph on page 1. The stable growth categories of stocks increased from the July quarter, which was consistent with our more defensive investment strategy. The emerging growth categories remained at approximately 14.0% of investments, which is at the lower end of our normal range.

Despite the recent turmoil in the financial markets, we remain committed to the concept of steady, moderate economic growth in the United States and other regions of the world despite a potential slowdown in Asia. While the equity markets have undergone a modest correction from their lengthy upward trend, we believe a more disciplined attention to valuation and more reasonable growth expectations will result. Our investment strategy has consistently placed primary importance on the long term based on our belief that interim buying opportunities often become attractive long-term investments. We continue to believe that this process tends to limit the effects of periodic stock market volatility and enhance the potential for capital appreciation.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Fund For Tomorrow, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel
Arthur Zeikel
President


/s/ Vincent P. Dileo
Vincent P. Dileo
Vice President and Portfolio Manager

December 1, 1997

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                                            12 Month    3 Month
                                                           10/31/97   7/31/97    10/31/96   % Change   % Change
===============================================================================================================
ML Fund For Tomorrow, Inc. Class A Shares*                $   19.13  $   19.82  $   17.27  +22.20%(1)   -3.48%
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class B Shares*                    18.35      19.06      16.64  +22.05(1)    -3.73
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class C Shares*                    18.21      18.91      16.56  +21.79(1)    -3.70
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class D Shares*                    19.01      19.71      17.18  +22.12(1)    -3.55
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                914.62     954.29     705.27  +29.68       -4.16
---------------------------------------------------------------------------------------------------------------
NASDAQ Industrial Index**                                  1,268.69   1,260.56   1,076.64  +17.84       +0.64
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class A Shares--Total Return*                                   +27.80(2)    -3.48
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class B Shares--Total Return*                                   +26.49(3)    -3.73
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class C Shares--Total Return*                                   +26.41(4)    -3.70
---------------------------------------------------------------------------------------------------------------
ML Fund For Tomorrow, Inc. Class D Shares--Total Return*                                   +27.43(5)    -3.55
---------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index--Total Return**                                                +32.09       -3.73
===============================================================================================================

* Investment results do not reflect sales charges; results shown would be lower if a sales charge was included.
** An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1) Percent change includes reinvestment of $1.696 per share capital gains distributions.
(2) Percent change includes reinvestment of $0.814 per share ordinary income dividends and $1.696 per share capital gains distributions.
(3) Percent change includes reinvestment of $0.627 per share ordinary income dividends and $1.696 per share capital gains distributions.
(4) Percent change includes reinvestment of $0.649 per share ordinary income dividends and $1.696 per share capital gains distributions.
(5) Percent change includes reinvestment of $0.769 per share ordinary income dividends and $1.696 per share capital gains distributions.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

Performance Summary--Class A Shares

                              Net Asset Value  Capital Gains      Dividends
Period Covered              Beginning  Ending   Distributed         Paid*    % Change**
========================================================================================
10/26/88 -- 12/31/88         $16.05    $14.08     $ 1.471           $0.134     -2.21%
----------------------------------------------------------------------------------------
1989                         14.08     16.85      1.035             0.409      +30.13
----------------------------------------------------------------------------------------
1990                         16.85     14.92      0.371             0.401      - 6.98
----------------------------------------------------------------------------------------
1991                         14.92     16.71      2.199             0.553      +32.23
----------------------------------------------------------------------------------------
1992                         16.71     16.37      0.679             0.612      +6.12
----------------------------------------------------------------------------------------
1993                         16.37     15.85      1.920             0.308      +11.42
----------------------------------------------------------------------------------------
1994                         15.85     13.66      0.705             0.258      -7.47
----------------------------------------------------------------------------------------
1995                         13.66     15.84      1.354             0.195      +27.39
----------------------------------------------------------------------------------------
1996                         15.84     15.88      1.397             0.825      +13.98
----------------------------------------------------------------------------------------
1/1/97 -- 10/31/97           15.88     19.13      0.298             0.099      +23.02
----------------------------------------------------------------------------------------
                                          Total $11.429      Total $3.794
========================================================================================
                                      Cumulative total return as of 10/31/97: +205.86%**
========================================================================================

*     Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Performance Summary -- Class B Shares

                           Net Asset  Value   Capital Gains       Dividends
Period Covered             Beginning  Ending   Distributed          Paid*    % Change**
=======================================================================================
3/5/84 -- 12/31/84          $10.00    $10.98       --              $0.130     +11.12%
---------------------------------------------------------------------------------------
1985                         10.98     13.37    $ 0.250             0.130     +25.75
---------------------------------------------------------------------------------------
1986                         13.37     15.18      0.080             0.100     +14.90
---------------------------------------------------------------------------------------
1987                         15.18     12.98      1.441             0.163     -5.09
---------------------------------------------------------------------------------------
1988                         12.98     14.07      1.555             0.201     +22.09
---------------------------------------------------------------------------------------
1989                         14.07     16.85      1.035             0.227     +28.88
---------------------------------------------------------------------------------------
1990                         16.85     14.92      0.371             0.235     -7.96
---------------------------------------------------------------------------------------
1991                         14.92     16.70      2.199             0.374     +30.79
---------------------------------------------------------------------------------------
1992                         16.70     16.37      0.679             0.438     +5.07
---------------------------------------------------------------------------------------
1993                         16.37     15.77      1.920             0.217     +10.27
---------------------------------------------------------------------------------------
1994                         15.77     13.45      0.705             0.243     -8.45
---------------------------------------------------------------------------------------
1995                         13.45     15.40      1.354             0.195     +26.08
---------------------------------------------------------------------------------------
1996                         15.40     15.37      1.397             0.656     +12.85
---------------------------------------------------------------------------------------
1/1/97-- 10/31/97            15.37     18.35      0.298             0.081     +21.90
---------------------------------------------------------------------------------------
                                          Total $13.284      Total $3.390
=======================================================================================
                                     Cumulative total return as of 10/31/97: +430.94%**
=======================================================================================

*     Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

PERFORMANCE DATA (concluded)

Performance Summary--Class C Shares

                       Net Asset Value   Capital Gains      Dividends
Period Covered        Beginning  Ending   Distributed          Paid*       % Change**
======================================================================================
10/21/94 -- 12/31/94    $14.08   $13.39        $0.157         $0.059         -3.32%
--------------------------------------------------------------------------------------
1995                     13.39    15.33         1.354          0.195         +26.12
--------------------------------------------------------------------------------------
1996                     15.33    15.25         1.397          0.679         +12.73
--------------------------------------------------------------------------------------
1/1/97 -- 10/31/97       15.25    18.21         0.298          0.079         +21.93
--------------------------------------------------------------------------------------
                                         Total $3.206   Total $1.012
======================================================================================
                                     Cumulative total return as of 10/31/97: +67.60%**
======================================================================================

*     Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance Summary--Class D Shares

                       Net Asset Value   Capital Gains      Dividends
Period Covered        Beginning  Ending   Distributed          Paid*       % Change**
======================================================================================
10/21/94 -- 12/31/94    $14.26   $13.65        $0.157         $0.059         -2.71%
--------------------------------------------------------------------------------------
1995                     13.65    15.79         1.354          0.195         +27.11
--------------------------------------------------------------------------------------
1996                     15.79    15.82         1.397          0.783         +13.71
--------------------------------------------------------------------------------------
1/1/97 -- 10/31/97       15.82    19.01         0.298          0.095         +22.70
--------------------------------------------------------------------------------------
                                         Total $3.206   Total $1.132
======================================================================================
                                     Cumulative total return as of 10/31/97: +72.54%**
======================================================================================

*     Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.

Average Annual Total Return

                          % Return Without       % Return With
                            Sales Charge         Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 9/30/97            +33.66%               +26.64%
--------------------------------------------------------------------------------
Five Years Ended 9/30/97      +16.04                +14.79
--------------------------------------------------------------------------------
Inception (10/26/88)
through 9/30/97               +14.20                +13.51
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                             % Return               % Return
                            Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 9/30/97            +32.25%               +31.25%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/97               +21.99                +21.99
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                             % Return               % Return
                            Without CDSC           With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 9/30/97            +32.27%               +28.27%
--------------------------------------------------------------------------------
Five Years Ended 9/30/97      +14.83                +14.83
--------------------------------------------------------------------------------
Ten Years Ended 9/30/97       +11.13                +11.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

                          % Return Without       % Return With
                            Sales Charge         Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 9/30/97            +33.31%               +26.31%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 9/30/97               +23.19                +20.95
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

SCHEDULE OF INVESTMENTS

                                    Shares                                                                              Percent of
Concept Tomorrow                     Held                        Stocks                           Cost        Value     Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Computer Technologies
------------------------------------------------------------------------------------------------------------------------------------
Personal Computers                  250,000  COMPAQ Computer Corp.                            $ 3,732,102  $15,937,500     4.8%
Personal Computers                  100,000  Gateway 2000, Inc.                                 3,347,740    2,868,750     0.9
Components                          100,000  Seagate Technology, Inc.                           2,750,475    2,712,500     0.8
Systems                             300,000  Silicon Graphics, Inc.                            11,151,240    4,406,250     1.3
Systems                             200,000  Sun Microsystems, Inc.                             5,396,880    6,837,500     2.1
                                                                                               ----------  -----------     ---
                                                                                               26,378,437   32,762,500     9.9
------------------------------------------------------------------------------------------------------------------------------------
Demographic Trends
------------------------------------------------------------------------------------------------------------------------------------
Home Furnishings                     50,000  American Woodmark Corporation                      1,037,187    1,043,750     0.3
Healthcare                          200,000  HEALTHSOUTH Corp.                                  3,537,000    5,112,500     1.6
Healthcare                          100,000  Living Centers of America, Inc.                    3,353,090    4,031,250     1.2
Pollution Technology                550,000  Philip Services Corp.                              5,122,752    9,625,000     2.9
Insurance                           200,000  Torchmark Corp.                                    4,206,236    7,975,000     2.4
Restaurants                          16,000  Tricon Global Restaurants, Inc. (a)                  206,587      485,000     0.1
Healthcare                           50,000  United Dental Care, Inc.                           1,448,438      668,750     0.2
                                                                                               ----------  -----------     ---
                                                                                               18,911,290   28,941,250     8.7
------------------------------------------------------------------------------------------------------------------------------------
Developing Foreign Economies
------------------------------------------------------------------------------------------------------------------------------------
Food & Beverage               1,000,000,000  Avipal S.A.--Avicultura e Agropecuaria             4,212,834    3,084,180     0.9
Telecommunications                  105,000  Compania Anonima Nacional Telefonos de
                                             Venezuela (ADR)*                                   2,415,000    4,593,750     1.4
Specialty Services                1,000,000  National Mutual Asia Ltd.                            940,132      905,563     0.3
Oil Refining                     12,000,000  Petroleo Brasileiro S.A.--Petrobras (Preferred)    3,695,257    2,231,495     0.7
Holding Company                     200,000  Quinenco S.A. (ADR)*                               3,755,087    2,925,000     0.9
Building Materials                  100,000  Royal Group Technologies Ltd.                      1,047,206    2,548,449     0.8
Telecommunications                      463  SK Telecom Co.                                       533,107      156,658     0.0
Telecommunications               20,000,000  Telecomunicacoes do Rio de Janeiro S.A.--Telerj
                                             (Preferred)                                        3,225,852    1,904,935     0.6
Telecommunications                  775,479  Telecomunicacoes do Rio de Janeiro S.A.--Telerj
                                             (Rights) (b)                                               0       10,552     0.0
                                                                                               ----------  -----------     ---
                                                                                               19,824,475   18,360,582     5.6
------------------------------------------------------------------------------------------------------------------------------------
Future Retailing
------------------------------------------------------------------------------------------------------------------------------------
Retail Apparel                       40,000  The Children's Place Retail Stores, Inc.             560,000      240,000     0.1
Specialty Retail                    188,900  OfficeMax, Inc.                                    2,027,656    2,526,537     0.7
                                                                                               ----------  -----------     ---
                                                                                                2,587,656    2,766,537     0.8
------------------------------------------------------------------------------------------------------------------------------------
Global Market Expansion
------------------------------------------------------------------------------------------------------------------------------------
Cosmetics                           174,400  Avon Products, Inc.                                6,259,222   11,423,200     3.4
Food & Beverage                      44,000  ConAgra Inc.                                         859,320    1,325,500     0.4
Electrical Equipment                 74,760  General Electric Company (c)                       2,278,626    4,826,692     1.5
Machinery                             9,800  Kubota Corp. (ADR)*                                1,259,888      739,900     0.2
Food & Beverage                     160,000  PepsiCo, Inc.                                      2,438,212    5,890,000     1.8
Electronics                         100,000  Philips Electronics N.V. (ADR)*                    4,983,486    7,837,500     2.4
                                                                                               ----------  -----------     ---
                                                                                               18,078,754   32,042,792     9.7
====================================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

                            Shares                                                                      Percent of
Concept Tomorrow             Held                        Stocks                   Cost        Value     Net Assets
------------------------------------------------------------------------------------------------------------------
Healthcare Cost Containment
------------------------------------------------------------------------------------------------------------------
Pharmaceuticals             133,333  Astra AB (ADR)*                          $ 1,781,250  $ 2,124,995      0.7%
Pharmaceuticals             100,000  Bristol-Myers Squibb Co.                   3,953,500    8,775,000      2.7
Pharmaceuticals             100,000  Lilly (Eli) and Company                    2,286,050    6,687,500      2.0
Pharmaceuticals             100,900  Merck & Co., Inc.                          4,001,062    9,005,325      2.7
Pharmaceuticals              50,000  Novartis AG (ADR)*                         1,942,188    3,900,000      1.2
Information Services        300,000  Physician Computer Network, Inc.           3,074,250    1,612,500      0.5
Pharmaceuticals             100,800  Schering-Plough Corp.                        580,167    5,651,100      1.7
Pharmaceuticals             200,000  Sequus Pharmaceuticals, Inc.               2,866,248    1,800,000      0.5
Medical Devices             100,000  United States Surgical Corp.               6,799,013    2,693,750      0.8
Medical Services            100,000  Vencor, Inc.                               3,194,630    2,700,000      0.8
                                                                              -----------   ----------     ----
                                                                               30,478,358   44,950,170     13.6
------------------------------------------------------------------------------------------------------------------
Industrial Outsourcing
------------------------------------------------------------------------------------------------------------------
Information Services         50,000  Ceridian Corp.                             1,959,250    1,953,125      0.6
Systems                      50,000  Computer Sciences Corporation              3,878,500    3,546,875      1.1
Specialty Services           47,028  National Data Corporation                  2,127,181    1,737,097      0.5
Specialty Services          250,000  Sitel Corporation                          3,939,288    2,218,750      0.7
Computer Software            50,000  Sterling Commerce, Inc.                    1,838,339    1,659,375      0.5
Aerospace & Defense          19,700  Triumph Group, Inc.                          534,070      640,250      0.2
                                                                              -----------   ----------     ----
                                                                               14,276,628   11,755,472      3.6
------------------------------------------------------------------------------------------------------------------
Industrial Renaissance
------------------------------------------------------------------------------------------------------------------
Aerospace & Defense          50,000  The Boeing Company                         2,645,250    2,393,750      0.7
Transportation               75,000  Delta Air Lines, Inc.                      5,782,613    7,556,250      2.3
Automotive                  100,000  General Motors Corp.                       4,190,900    6,418,750      1.9
Information Systems         150,000  International Business Machines Corp.      4,246,375   14,709,375      4.5
                                                                              -----------   ----------     ----
                                                                               16,865,138   31,078,125      9.4
------------------------------------------------------------------------------------------------------------------
Multimedia
------------------------------------------------------------------------------------------------------------------
Broadcasting Services       200,000  Carlton Communications PLC (ADR)*          7,266,875    8,425,000      2.5
Components                  150,000  Harman International Industries Inc.       6,836,788    8,100,000      2.5
Information Services        400,000  OzEmail, Ltd. (ADR)*                       4,632,341    4,650,000      1.4
Cable Television            150,000  Tele-Communications Liberty Media Group
                                     (Class A)                                  2,675,003    5,212,500      1.6
Publishing Services         250,000  World Color Press Inc.                     4,956,000    6,328,125      1.9
                                                                              -----------   ----------     ----
                                                                               26,367,007   32,715,625      9.9
------------------------------------------------------------------------------------------------------------------
Next Generation Technology
------------------------------------------------------------------------------------------------------------------
Pollution Technology        400,000  Molten Metal Technology, Inc.              6,605,221    1,400,000      0.4
Environmental Equipment     119,400  Thermo Ecotek Corp.                        1,281,614    1,693,987      0.5
Multi-Industry              230,000  Thermo Electron Corp.                      4,937,738    8,581,875      2.6
Medical Devices             100,000  Thermotrex Corp.                           1,586,723    2,300,000      0.7
Components                  150,000  Voice Control Systems Inc.                   834,037      506,250      0.2
                                                                              -----------   ----------     ----
                                                                               15,245,333   14,482,112      4.4
==================================================================================================================

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

                                    Shares                                                                   Percent of
Concept Tomorrow                     Held             Stocks                          Cost         Value     Net Assets
------------------------------------------------------------------------------------------------------------------------
Strategic Growth Opportunities
------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals                     100,000  American Home Products Corp.        $  3,875,049  $  7,412,500     2.3%
Leisure & Entertainment             300,000  Galoob (Lewis) Toys, Inc.              4,238,645     3,956,250     1.2
Specialty Services                  100,000  Household International, Inc.          6,712,565    11,325,000     3.4
Retail                               88,400  Toys `R' Us, Inc.                      2,700,054     3,011,125     0.9
                                                                                 ------------  ------------   -----
                                                                                   17,526,313    25,704,875     7.8
------------------------------------------------------------------------------------------------------------------------
Telecommunications
------------------------------------------------------------------------------------------------------------------------
Telecommunications                  100,000  ADC Telecommunications, Inc.           2,867,500     3,312,500     1.0
Telecommunications                  200,000  Alcatel Alsthom Cie Generale
                                             d'Electricite S.A. (ADR)*              5,087,260     4,862,500     1.5
Components                          120,000  Andrew Corp.                           2,299,683     2,775,000     0.8
Telecommunications                  300,000  Inter-Tel Inc.                         2,153,750     7,425,000     2.2
Components                          100,000  Nokia Corp. AB (ADR)*                  3,778,500     8,825,000     2.7
Telecommunications                  100,000  RSL Communications, Ltd. (Class A)     2,200,000     2,312,500     0.7
                                                                                 ------------  ------------   -----
                                                                                   18,386,693    29,512,500     8.9
========================================================================================================================
                                             Total Stocks                         224,926,082   305,072,540    92.3
========================================================================================================================
                                      Face
                                     Amount  Short-Term Securities
========================================================================================================================
Commercial                      $ 6,365,000  General Motors Acceptance Corp.,
Paper**                                      5.75% due 11/03/1997                   6,362,967     6,362,967     1.9
                                  9,000,000  Lexington Parker Capital Company,
                                             5.52% due 11/04/1997                   8,995,860     8,995,860     2.7
========================================================================================================================
US Government                     6,000,000  Federal Home Loan Mortgage Corp.,
Agency Obligations**                         5.39% due 11/07/1997                   5,994,610     5,994,610     1.8
========================================================================================================================
                                             Total Short-Term Securities           21,353,437    21,353,437     6.4
========================================================================================================================
Total Investments                                                                $246,279,519   326,425,977    98.7
                                                                                 ============
Other Assets Less Liabilities                                                                     4,158,812     1.3
                                                                                               ------------   -----
Net Assets                                                                                     $330,584,789   100.0%
                                                                                               ============   =====
========================================================================================================================
Net Asset    Class A -- Based on net assets of $14,587,448 and 762,467 shares outstanding      $      19.13
Value:                                                                                         ============
             Class B -- Based on net assets of $69,303,064 and 3,776,831 shares outstanding    $      18.35
                                                                                               ============
             Class C -- Based on net assets of $3,284,714 and 180,403 shares outstanding       $      18.21
                                                                                               ============
             Class D -- Based on net assets of $243,409,563 and 12,801,791 shares outstanding  $      19.01
                                                                                               ============
========================================================================================================================

*     American Depositary Receipts (ADR).
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a) Tricon Global Restaurants, Inc. was received through a spin-off by PepsiCo, Inc.
(b)   The rights may be exercised until 11/15/97.
(c) Fund holding, Greenwich Air Services (Class A and Class B) was acquired by General Electric Company.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

PORTFOLIO INFORMATION

For the Quarter Ended October 31, 1997

                                   Percent of
Ten Largest Equity Holdings        Net Assets
COMPAQ Computer Corp............      4.8%
International Business Machines
 Corp. .........................      4.5
Avon Products, Inc..............      3.4
Household International, Inc....      3.4
Philip Services Corp............      2.9
Merck & Co., Inc................      2.7
Nokia Corp. AB (ADR)............      2.7
Bristol-Myers Squibb Co.........      2.7
Thermo Electron Corp............      2.6
Carlton Communications PLC (ADR)      2.5

Additions

American Woodmark Corporation
The Children's Place Retail Stores, Inc.
Gateway 2000, Inc.
RSL Communications, Ltd. (Class A)
Sterling Commerce, Inc.

Deletions

Biomet, Inc.
Gasonics International Corp.
IDX Systems Corp.
Mattel, Inc.
Neuromedical Systems Inc.
Oakley, Inc.

Merrill Lynch Fund For Tomorrow, Inc.                           October 31, 1997

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A.Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Vincent P. Dileo, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Susan B. Baker, Secretary

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Fund For Tomorrow, Inc.
Box 9011
Princeton, NJ
08543-9011                                                       #10261 -- 10/97

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